EXHIBIT 10.7

                               SECURITY AGREEMENT

                                  BY AND AMONG

                              OCEAN BIO-CHEM, INC.,
                         STAR-BRITE DISTRIBUTING, INC.,
                          STAR BRITE AUTOMOTIVE, INC.,
                     STAR BRITE DISTRIBUTING (CANADA), INC.
                                AND KINPACK INC.

                                       AND

                                  REGIONS BANK



                            DATED AS OF JULY 1, 2002



                           THIS INSTRUMENT PREPARED BY

                                 JOHN F. ANDREWS
                              CAPELL & HOWARD, P.C.
                                 P. O. BOX 2069
                            MONTGOMERY, AL 36102-2069
                                 (334) 241-8000

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                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT dated as of July 1, 2002, is entered into by and among OCEAN BIO-CHEM, INC. ("Ocean"), STAR-BRITE DISTRIBUTING, INC. ("Distributing"), STAR BRITE AUTOMOTIVE, INC. ("Automotive") and STAR BRITE DISTRIBUTING (CANADA), INC. ("Canada"), corporations organized and existing under the laws of the State of Florida, KINPAK INC., ("KINPAK") a corporation organized and existing under the laws of the State of Alabama and REGIONS BANK, an Alabama banking corporation (the "Bank"). Ocean, Distributing, Automotive, Canada and KINPAK are herein sometimes referred to as the "Borrowers."

                                R E C I T A L S:

         The Borrowers have requested that the Bank provide to the Borrowers the following credit facilities (the "Credit Facilities"): (i) a direct-pay irrevocable letter of credit (the "Substitute Letter") securing the payment of $4,000,000 Industrial Refunding Revenue Bonds (KINPAK INC. Project) Series 1997 currently outstanding in the principal amount of $3,280,000 (the "1997 Bonds") issued by The Industrial Development Board of the City of Montgomery (the "Board"), (ii) a direct-pay irrevocable letter of credit (the "Letter of Credit") securing the payment of $3,500,000 Industrial Development Revenue Bonds (KINPAK INC. Project) Series 2002 (the "2002 Bonds") to be issued by the Board, and (iii) a revolving working capital line of credit (the "Revolving Line of Credit") in the maximum amount outstanding at any time of $5,000,000.

         The 1997 Bonds were issued pursuant to a Trust Indenture dated as of December 1, 1996, as amended and supplemented by First Supplemental Trust Indenture dated as of March 1, 1997 (collectively, the "1997 Indenture") between the Board and Regions Bank as Trustee (in such capacity the "1997 Trustee"). The proceeds of the 1997 Bonds were used to refund certain prior revenue bonds of the Board, the proceeds of which were used to renovate and improve a manufacturing facility located in Montgomery, Alabama (the "Existing Facility") and currently leased by the Board to KINPAK pursuant to Restated Lease Agreement dated as of December 1, 1996, as amended and supplemented by First Supplemental Lease Agreement dated as of March 1, 1997 (collectively the "1997 Lease"). The Borrowers have requested that the Bank issue the Substitute Letter in substitution for the existing letter of credit heretofore issued by First Union National Bank of Florida securing the 1997 Bonds.

         The 2002 Bonds will be issued pursuant to a Trust Indenture dated as of July 1, 2002 (the "2002 Indenture") between the Board and Regions Bank, as Trustee (acting in such capacity, the "2002 Trustee"). The Board will use the proceeds of the 2002 Bonds to finance (i) the construction of an approximately 70,000 square foot addition to the Existing Facility and the acquisition of certain machinery and equipment for use therein (collectively the "2002 Improvements") and (ii) the payment of a portion of the expenses of issuing the 2002 Bonds. KINPAK and the Board will enter into a Second Supplemental Lease

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Agreement dated as of July 1, 2002 pursuant to which KINPAK will lease the 2002
Improvements from the Board and KINPAK will agree to pay additional rent to the Board sufficient to pay the debt service on the 2002 Bonds. The Existing Facility as improved by the 2002 Improvements is herein referred to as the "Project." Regions Bank when acting in the capacity as both the 1997 Trustee and 2002 Trustee is herein referred to as the "Trustee."

         As security for the payment of the 2002 Bonds, the Borrower will cause the Bank to issue the Letter of Credit in favor of the 2002 Trustee in the amount of (i) the aggregate principal amount of the 2002 Bonds, to enable the 2002 Trustee to pay the principal amount of the 2002 Bonds when due and to pay the principal portion of the purchase price of 2002 Bonds tendered (or deemed tendered) for purchase, plus (ii) interest on the 2002 Bonds for a period of 120 days at the rate of 12% per annum, to enable the 2002 Trustee to pay interest on the 2002 Bonds when due and to pay the interest portion of the purchase price of 2002 Bonds tendered (or deemed tendered) for purchase.

         The Revolving Line of Credit will be made available by the Bank to the Borrowers pursuant to the terms hereof and the Borrowers will use the moneys drawn under the Revolving Line of Credit to provide working capital for the Borrowers' business operations. The obligations of the Borrowers under the Revolving Line of Credit will be evidenced by a promissory note of the Borrowers in favor of the Bank dated as of July 1, 2002.

         The Substitute Letter, the Letter of Credit and the Revolving Line of Credit are being issued pursuant to a Credit Agreement dated as of July 1, 2003 by and among the Borrowers and the Bank (the "Credit Agreement").

         As security for the Borrowers' obligations under this Agreement with respect to the Revolving Line of Credit the Borrowers are executing this Security Agreement (this "Security Agreement") in favor of the Bank, whereby the Bank is being granted a security interest in all receivables and inventory of the Borrowers.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the nature and adequacy of which Borrowers and the Bank acknowledge as sufficient and proper to make this Agreement binding, the parties hereto, intending to be legally bound, do state and agree as follows:

         1. Meaning of terms used herein:

               (a) "Account Debtor" means a person or entity who is obligated on a Receivable.

               (b) "Borrowers" means the Borrowers jointly and each of the Borrowers severally.

               (c) "Chattel Paper" means a writing or writings which evidence both a debt and a security interest in or lease of goods.

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               (d) "Contract Rights" means any rights under contracts not yet earned by performance and not yet evidenced by an Instrument or Chattel Paper.

               (e) "Credit Agreement" shall have the meaning set forth in the Recitals hereto.

               (f) "Credit Facilities" means collectively, the Substitute Letter, the Letter of Credit, and the Revolving Line of Credit .

               (g) "Document" means a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the Document and the goods it covers, whether negotiable or non-negotiable.

               (h) "Instrument" includes all negotiable instruments, documentary drafts, Chattel Paper and other writings which evidence a right to payment of money for goods and inventory sold or leased or for services rendered.

               (i) "Inventory" means all inventory of every nature and description belonging to the Borrowers wherever located and whether now owned or in existence or hereafter acquired, held for sale or lease or to be furnished under contracts of service, and all work in progress, finished goods, parts, materials and supplies of every nature and description produced, used or consumed in the Borrowers' business.

               (j) "Letter of Credit" shall have the meaning set forth in the Recitals hereto.

               (k) "Letters of Credit" means the Letter of Credit and the Substitute Letter collectively.

               (l) "Line of Credit Obligations" means all indebtedness or obligations of the Borrowers to the Bank under or related to the Revolving Line of Credit.

               (m) "Receivables" means and includes any and all rights of the Borrowers to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, contract rights, chattel paper, general intangibles, or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, contract rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities due Borrowers in whatever form and from whatever person or entity and further including all cash and noncash proceeds of any of the foregoing.

               (n) "Revolving Line of Credit" shall have the meaning set forth in the Recitals hereto.

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               (o) "Security Interest" means an interest in tangible or
         intangible property that secures payment or performance of an obligation or payment of a liability.

               (p) "Substitute Letter " shall have the meaning set forth in the Recitals hereto.

               (q) "Uniform Commercial Code" means the Alabama Uniform Commercial Code.

         2. The Bank is lending, and will from time to time lend, to Borrowers on terms and in amounts as requested by Borrowers, under and pursuant to the terms of the Credit Agreement. Borrowers hereby grants to the Bank to secure all of Borrowers' Line of Credit Obligations under the Credit Agreement, the Credit Facilities and all documents and instruments securing the same a Security Interest under the Uniform Commercial Code in all of Borrowers' right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising (herein collectively referred to as the "Collateral"):

               (a) All Receivables of Borrowers, whether existing at the date of this Agreement or arising at any time hereafter during the term of this Agreement;

               (b) All Inventory of Borrowers, including all Inventory of the Borrowers at the date of execution of this Agreement and all Inventory at any time hereafter acquired by the Borrowers;

               (c) All Instruments and Contract Rights, whether now existing or arising hereafter;

               (d) All Documents, policies and certificates of insurance, securities, Chattel Paper and other documents and instruments evidencing or pertaining to any and all items of Collateral;

               (e) All products and proceeds of any item of Collateral;

               (f) All files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Receivables, the Inventory or any Account Debtor or showing the amounts thereof or payments thereon or the collection thereof.

         3. Upon an Event of Default, as such term is defined in the Credit Agreement (an "Event of Default"), the Bank is hereby expressly authorized and empowered to, in its sole and absolute option and election, take any one or more of the actions or remedies set forth in Section 7.02 of the Credit Agreement in order to enable it to realize upon the Collateral, but the Bank shall under no circumstances be under any duty whatsoever to take any of such actions or remedies.

         4. In confirmation of the Security Interest accorded the Bank in Borrowers' Receivables and Inventory, Borrowers expressly assign and transfer to the Bank all Borrowers' existing and future Receivables and Inventory and

Borrowers will comply with any request for specific written assignments of any designated Receivables, Inventory, Contract Rights or Instruments which the Bank might request as further evidence of such assignments (such assignments being in addition and supplementary to the assignment herein), but all of Borrowers' existing and future Receivables and Inventory are hereby expressly assigned without any such specific writing.

         5. Borrowers warrant that the Security Interest in the Collateral herein granted constitutes a valid and perfected first security interest in the Collateral, subject to no prior or superior lien, security interest or other encumbrance of any kind whatsoever, except as set forth on Exhibit A hereto, in respect of any of the Collateral, including any after acquired Collateral. At such time as the indebtedness is repaid which is secured by the security interests listed on Exhibit A, Borrowers agree to take such action as is necessary to obtain the release of such security interests.

         6. Borrowers hereby expressly affirm each and every financial or other covenant in the Credit Agreement. Borrowers hereby further expressly affirm each and every representation and warranty contained in the Credit Agreement.

         7. So long as any Line of Credit Obligation to the Bank is outstanding, Borrowers will not, without the prior written consent of the Bank, pledge or grant any security interest in any Receivables, Inventory, Instruments, Contract Rights or other Collateral to anyone except the Bank, or permit any lien, security interest, attachment, claim or other encumbrance to attach to any of the forgoing or permit any levy to be made thereon, or any financing statement (except the Bank's statement) to be on file with respect thereto.

         8. Borrowers warrant that it has, and at all times hereinafter will have, full power and lawful authority, corporate and other, to pledge, assign, transfer and grant a security interest in the Collateral in the manner and form herein done and intended, except as disclosed in writing to the Bank.

         9. Borrowers represent that all of its books and records concerning all of its accounts have their situs in an office located at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida 33314. Borrowers will immediately advise the Bank in writing of the opening of any new place of business or of any change in the location of a place where its books and records concerning its Receivables and Inventory are kept.

         10. Unless the Bank notifies Borrowers in writing that it waives any one or more of the following requirements, during the term of the Credit Agreement Borrowers will:

               (a) comply with all of the terms and provisions of the Credit Agreement of even date herewith;

               (b) collect its Receivables, including Instruments, and its Contract Rights only in the ordinary course of business;

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               (c) keep accurate and complete records of its Inventory,
         Receivables, Instruments, Documents and Contract Rights, and promptly advise the Bank of any substantial change in the Collateral and of any occurrence or event which would have a material adverse effect on the value of the Collateral;

               (d) pay and discharge when due all taxes, levies and other charges on the Collateral, except that Borrowers may defer payment pending the bona fide contest of any claim unless the Bank shall be of the opinion that by such action the property of the Borrowers, or any part thereof shall be materially endangered or shall be subject to loss or forfeiture, in which event any such payment then due shall not be deferred;

               (e) keep its Inventory insured for the benefit of the Bank (to whom loss shall be payable) in such amounts, in such companies, and against such risks as may be reasonably satisfactory to the Bank, pay the cost of all such insurance, and deliver certificates evidencing such insurance to the Bank; and

               (f) join with the Bank in executing financing statements, continuation statements, notices, affidavits, or similar instruments in form satisfactory to the Bank and such other instruments as the Bank may from time to time request and pay the cost of filing the same in any public office deemed advisable by the Bank.

         11. Borrowers shall promptly notify the Bank of any material claim, lien, security interest or other encumbrance made or asserted against any of the Collateral or any suit, action or proceeding affecting any Collateral which may adversely affect the Security Interest granted under this Agreement, and Borrowers shall, at their expense, defend the Collateral against any and all claims, liens, security interests or other encumbrances and any such suit, action or proceeding.

         12. If at any time any warranty, representation, certificate or statement made to the Bank by Borrowers is not true, or if any Event of Default shall occur or if Borrowers shall fail to observe or perform any term hereof and failure to observe or perform shall continue for a period of 30 days after receipt of notice thereof from the Bank, or such longer period as may be reasonably necessary to cure such failure so long as the Borrowers are diligently pursuing such cure, all Line of Credit Obligations of Borrowers shall, at the election of the Bank, immediately become due and payable, and the Bank may at any time thereafter in addition to any other rights and remedies which it may have, immediately and without demand, exercise any and all of the rights and remedies granted to a secured party upon default under the Alabama Uniform Commercial Code. If in any event of the sale, lease or other disposition of the Collateral the proceeds thereof are insufficient to pay all amounts to which the Bank is legally entitled, Borrowers will be liable for the deficiency, together with interest thereon, and the reasonable fees of any attorneys employed by the Bank to collect such deficiency. To the extent permitted by applicable law, Borrowers waives all claims, damages and demands against the Bank arising out of the repossession, removal, retention or sale of the Collateral.

         13. Borrowers waive protest of all Instruments at any time held by the Bank on which Borrowers are in any way liable, notice of nonpayment at maturity of any and all Receivables, and except where required hereby, notice of action taken by the Bank; and hereby ratifies and confirms whatever the Bank may lawfully do in accordance with the terms hereof.

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         14. Borrowers release the Bank from any claims for loss or damage caused by any failure to collect any Receivables or by any act or omission on the part of the Bank, its officers, agents and employees.

         15. The provisions of this Agreement shall be in addition to those of the Credit Agreement, any note or evidence of liability of Borrowers held by the Bank or any assignment, pledge or guaranty, all of which shall be construed as one instrument. To the extent that any of the terms hereof are in conflict with any of the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

         16. The rights and duties of all parties to this Agreement shall be governed by the laws of the State of Alabama, particularly the Alabama Uniform Commercial Code.

         17. This Agreement is binding upon all successors, assigns, transferees, receivers and trustees of each party hereto.

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         IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed and delivered by their duly authorized officers.

                                         OCEAN BIO-CHEM, INC.

(SEAL)
                                         By: /s/ Peter G. Dornau
                                             -------------------
                                         Its President
                                             -------------------
ATTEST:
/s/ Ed Anchel
---------------------------
Its Asst. Secretary
    -----------------------

                                         STAR-BRITE DISTRIBUTING, INC.

(SEAL)
                                         By: /s/ Peter G. Dornau
                                             -------------------
                                         Its President
                                             -------------------
ATTEST:
/s/ Ed Anchel
---------------------------
Its Asst. Secretary
    -----------------------

                                         STAR BRITE AUTOMOTIVE, INC.

(SEAL)
                                         By: /s/ Peter G. Dornau
                                             -------------------
                                         Its President
                                             -------------------
ATTEST:
/s/ Ed Anchel
---------------------------
Its Asst. Secretary
    -----------------------

                                         STAR BRITE DISTRIBUTING (CANADA), INC.

(SEAL)
                                          By: /s/ Peter G. Dornau
                                             -------------------
                                         Its President
                                             -------------------
ATTEST:
/s/ Ed Anchel
---------------------------
Its Asst. Secretary
    -----------------------

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


                                         KINPAK INC.

(SEAL)
                                         By: /s/ Peter G. Dornau
                                             -------------------
                                         Its President
                                             -------------------
ATTEST:
/s/ Ed Anchel
---------------------------
Its Asst. Secretary
    -----------------------

                                                                    (BORROWERS)

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                                         REGIONS BANK

                                         By: /s/ Timothy O'Riley
                                             -------------------
                                         Its Vice President
                                             -------------------

                                                                         (BANK)

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                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

 Such UCC-1 financial statement filings as shall have been approved by the Bank:

                                      None